UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): March 16, 2020

INTUITIVE SURGICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30713	77-0416458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1020 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices) (zip code)
   Registrant’s telephone number, including area code: (408) 523-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISRG	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD.
To date, Intuitive Surgical, Inc. (the “Company”) has experienced disruption of procedures in countries whose healthcare systems are impacted by the COVID-19 outbreak, including China, Korea, Italy, and Taiwan. Some placements of new systems have also been delayed in these countries. As of the date of this Form 8-K, these early countries impacted by the COVID-19 outbreak do not represent a material portion of our current procedure volume. However, the growth in infections in Europe and the United States, which represent a larger portion of our procedure volume, combined with the recent guidance by the Surgeon General and American College of Surgeons advising the deferral of elective procedures in areas with a concentration of COVID-19 infections may further disrupt our business. As a result, we anticipate that the procedure volume and system placement disruption will expand as the COVID-19 outbreak intensifies globally.
In addition, restrictions on our ability to travel and access to our customers, as well as temporary closures of our facilities or the facilities of our suppliers and their contract manufacturers could negatively impact our sales and operating results. The impact of the COVID-19 outbreak on local economies and the global stock markets could also lead to curtailed or delayed capital spending by hospitals. The total impact of these disruptions could have a material impact on our financial results. At this date, we cannot predict the specific extent, or duration, of the impact of the COVID-19 outbreak on our financial results. We will provide additional information during our next earnings call in April.
Our long-term fundamentals remain strong, and our first priority—now and always—is the health and safety of patients, our employees, customers, providers, and the communities in which we operate.
Forward-Looking Statement
This Form 8-K contains forward-looking statements, including statements regarding the impact of the COVID-19 outbreak on the Company’s results of operations. These forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors, including, but not limited to, the following: the risk that the COVID-19 outbreak could lead to material delays and cancellations of procedures, curtailed or delayed capital spending by hospitals and disruption to our supply chain, or cause diversion of management and other resources in responding to the COVID-19 outbreak, all of which could have a material adverse effect on the Company’s results of operations, and other risk factors under the heading “Risk Factors” in the Company’s report on Form 10-K for the year ended December 31, 2019, as updated by the Company’s other filings with the Securities and Exchange Commission. Statements using words such as “estimates,” “projects,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “will,” “could,” “should,” “would,” “targeted,” and similar words and expressions are intended to identify forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or release any revisions to these forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUITIVE SURGICAL, INC.

Date: March 16, 2020	By:	/s/ Marshall L. Mohr
Name: Marshall L. Mohr
Title: Executive Vice President and Chief Financial Officer